UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2011

TMS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

001-35128	Delaware	20-5899976
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12 Monongahela Avenue

P.O. Box 2000

Glassport, PA 15045

(412) 678-6141

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01 Regulations FD Disclosure.

On November 8, 2011, Tube City IMS Corporation (“TCIMS”), an indirect wholly owned subsidiary of TMS International Corp. (“TMS”), is issuing a report to holders of its 9  3/4 % Senior Subordinated Notes due 2015 pursuant to section 4.02(1) of the Indenture for those notes (the “Reconciling Report”). The Reconciling Report includes information to reconcile the financial statements of TMS to the financial statements of TCIMS. A copy of the Reconciling Report is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included in this Current Report of Form 8-K (including the exhibits hereto) under this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K (including the exhibits hereto) under this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Report to holders of Tube City IMS Corporation 9 3/4 % Senior Subordinated Notes due 2015 dated November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMS INTERNATIONAL CORP.

Date: November 8, 2011	By:	/s/ Daniel E. Rosati
Daniel E. Rosati
Executive Vice President, Chief Financial Officer and Treasurer

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